NEUBERGER BERMAN EQUITY FUNDS(R)
Supplement to the Prospectuses dated December 17, 2007.

NEUBERGER BERMAN FASCIANO FUND:
         ADVISOR CLASS
         INVESTOR CLASS

APPROVAL OF REORGANIZATION
--------------------------

On March 26, 2008, the Board of Trustees of Neuberger Berman Equity Funds approved the reorganization of Neuberger Berman Fasciano Fund ("Fasciano Fund") into Neuberger Berman Genesis Fund ("Genesis Fund"), subject to approval by Fasciano Fund shareholders. Once approved, shareholders of Fasciano Fund would receive shares of Genesis Fund in exchange for their shares of Fasciano Fund, and Fasciano Fund would cease operations.

In connection with the reorganization, effective as of the date of this supplement, Fasciano Fund will no longer accept new investors, except that it will allow additional purchases:

o by existing shareholders (including shares acquired through the reinvestment of dividends and distributions);

o    by 401(k) plans currently invested in the Fund; or

o    by asset allocation programs currently invested in the Fund.

THE DATE OF THIS SUPPLEMENT IS MARCH 27, 2008.

                                         NEUBERGER BERMAN
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